Exhibit 99.1

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS
CASE NUMBER: 08-35653
JUDGE: KEVIN R. HUENNEKENS

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: DECEMBER 1, 2008 TO DECEMBER 31, 2008

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING
MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND
THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE
DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER
(OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH
PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ MICHELLE O. MOSIER	VICE PRESIDENT AND CONTROLLER
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

MICHELLE O. MOSIER	FEBRUARY 13, 2009
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ ANN P. PIETRANTONI	DIRECTOR, FINANCIAL REPORTING
ORIGINAL SIGNATURE OF PREPARER	TITLE

ANN P. PIETRANTONI	FEBRUARY 13, 2009
PRINTED NAME OF PREPARER	DATE

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-1
CASE NUMBER: 08-35653
BALANCE SHEET
(amounts in thousands)
12/31/2008
ASSETS

CURRENT ASSETS
Cash and cash equivalents	30,023
Short-term investments	908
Accounts receivable, net	388,334
Merchandise inventory	1,138,039
Deferred income taxes, net of valuation allowance	24,311
Income tax receivable	86,807
Prepaid expenses and other current assets	210,884
Intercompany receivables and investments in subsidiaries	522,273

TOTAL CURRENT ASSETS	2,401,579

Property and equipment	2,274,135
Accumulated depreciation	(1,703,168)
Net property and equipment	570,967
Other intangible assets, net	181
Other assets	141,909

TOTAL ASSETS	3,114,636

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Merchandise payable	67,883
Expenses payable	163,577
Accrued expenses and other current liabilities	206,170
Accrued compensation	37,318
Intercompany payables	10,634
Accrued income taxes	1,993
Short-term debt	375,324

TOTAL CURRENT LIABILITIES	862,899

Accrued straight-line rent	150,218
Deferred rent credits	160,555
Deferred income taxes, net of valuation allowance	23,252
Other liabilities	33,391

LIABILITIES NOT SUBJECT TO COMPROMISE	1,230,315

LIABILITIES SUBJECT TO COMPROMISE	1,209,751

TOTAL LIABILITIES	2,440,066

STOCKHOLDERS' EQUITY
Common stock	435,612
Additional paid-in capital	304,885
Retained deficit	(95,636)
Accumulated other comprehensive income	29,709

TOTAL STOCKHOLDERS' EQUITY	674,570

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	3,114,636

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-2
CASE NUMBER: 08-35653

INCOME STATEMENT
(Amounts in thousands)	12/1/08 - 12/31/08
Net sales	1,076,610
Cost of sales, buying and warehousing	882,807
Gross profit	193,803
Selling, general and administrative expenses	205,284
Asset impairment charges (1)	7,982
Operating loss	(19,463)
Interest income	59
Interest expense	4,714
Loss before reorganization items and income taxes	(24,118)
Reorganization items, net	3,074
Income tax benefit	(99)
Net loss	(20,945)

(1) The company recorded a non-cash impairment charge of $8.0 million during December 2008. The charge was primarily related to long-lived assets at the company's stores.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-2
CASE NUMBER: 08-35653

INCOME STATEMENT
(Amounts in thousands)	11/10/08 - 12/31/08
Net sales	1,776,852
Cost of sales, buying and warehousing	1,498,936
Gross profit	277,916
Selling, general and administrative expenses	376,104
Asset impairment charges (1)	322,509
Operating loss	(420,697)
Interest income	79
Interest expense	23,342
Loss before reorganization items and income taxes	(443,960)
Reorganization items, net	8,571
Income tax benefit	(663)
Net loss	(434,726)

(1) As required under generally accepted accounting principles, the company must test its long-lived assets for impairment when circumstances indicate that the carrying value of the asset may exceed its fair value. The testing for the period from 11/10/2008 - 12/31/2008 indicated that certain long-lived assets were impaired, resulting in a non-cash charge of $322.5 million. The charge was primarily related to long-lived assets at the company's stores.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-3
CASE NUMBER: 08-35653

CASH RECEIPTS AND
DISBURSEMENTS
(amounts in thousands)
12/1/2008 - 12/31/2008
Operating Activities:
Net loss	$(20,945)

Adjustments to reconcile net loss to net cash provided by
operating activities:
Net gain from reorganization items	(3,074)
Depreciation expense	9,177
Amortization expense	2
Asset impairment charges	7,982
Stock-based compensation expense	472
Gain on dispositions of property & equipment	(3,346)
Provision for deferred income taxes	-
Other	(34)
Changes in operating assets and liabilities:
Accounts receivable, net	204,000
Merchandise inventory	191,257
Prepaid inventory	50,102
Prepaid expenses & other current assets	(16,835)
Other assets	(4,242)
Merchandise payable	(32,928)
Expenses payable	14,266
Accrued expenses, other current liabilities and accrued
income taxes	(22,214)
Intercompany receivables	2,646
Other long-term liabilities	3,097
Net cash provided by operating activities before
reorganization items	379,383
Cash effect of reorganization items (professional fees)	(339)
Net cash provided by operating activities	379,044

Investing Activities:
Purchases of property and equipment	(572)
Proceeds from sales of property & equipment	3,369
Net cash provided by investing activities	2,797

Financing Activities:
Proceeds from DIP borrowings	1,360,322
Principal payments on DIP borrowings	(1,811,489)
Principal payments on other short-term borrowings	-
Proceeds from long-term debt	-
Principal payments on long-term debt	(326)
Change in overdraft balances	30,335
Net cash used in financing activities	(421,158)

Decrease in cash and cash equivalents	(39,317)
Cash and cash equivalents at beginning of period	69,340
Cash and cash equivalents at end of period	$30,023

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-3
CASE NUMBER: 08-35653

CASH RECEIPTS AND
DISBURSEMENTS
(amounts in thousands)
11/10/2008 - 12/31/2008
Operating Activities:
Net loss	$(434,726)

Adjustments to reconcile net loss to net cash provided by
operating activities:
Net gain from reorganization items	(8,571)
Depreciation expense	18,005
Amortization expense	4
Asset impairment charges	322,509
Stock-based compensation expense	(8,477)
Gain on dispositions of property & equipment	(3,346)
Provision for deferred income taxes	6,836
Other	(58)
Changes in operating assets and liabilities:
Accounts receivable, net	(93,020)
Merchandise inventory	457,036
Prepaid inventory	(66,107)
Prepaid expenses & other current assets	(4,234)
Other assets	(9,457)
Merchandise payable	(5,136)
Expenses payable	71,356
Accrued expenses, other current liabilities and accrued
income taxes	129,424
Intercompany receivables	174
Other long-term liabilities	(39,822)
Net cash provided by operating activities before
reorganization items	332,390
Cash effect of reorganization items (professional fees)	(1,004)
Net cash provided by operating activities	331,386

Investing Activities:
Purchases of property and equipment	(658)
Proceeds from sales of property & equipment	3,369
Net cash provided by investing activities	2,711

Financing Activities:
Proceeds from DIP borrowings	2,190,672
Principal payments on DIP borrowings	(2,545,939)
Principal payments on other short-term borrowings	(198)
Proceeds from long-term debt	401
Principal payments on long-term debt	(1,264)
Change in overdraft balances	30,922
Net cash used in financing activities before
reorganization items	(325,406)
Cash effect of reorganization items (debt issuance costs)	(26,682)
Net cash used in financing activities	(352,088)

Decrease in cash and cash equivalents	(17,991)
Cash and cash equivalents at beginning of period	48,014
Cash and cash equivalents at end of period	$30,023

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.					ACCRUAL BASIS-4
CASE NUMBER: 08-35653

			SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING			AMOUNT	11/30/2008	12/31/2008
1.	0-30			$549,170,282	278,092,708
2.	31-60			24,661,230	73,257,954
3.	61-90			7,287,020	20,395,564
4.	91+			14,135,691	19,527,539
5.	TOTAL ACCOUNTS RECEIVABLE			$595,254,223	$391,273,765
6.	AMOUNT CONSIDERED UNCOLLECTIBLE			2,920,247	2,939,299
7.	ACCOUNTS RECEIVABLE (NET)			$592,333,976	$388,334,466

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	12/1/2008 - 12/31/2008

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$9,958,896	$-	$-	$-	$9,958,896
2.	STATE	53,437,052	888,972	-		54,326,024
3.	LOCAL	44,548	-	-		44,548
4.	OTHER (SEE APPENDIX A)	6,872,964	3,021,053	-	-	9,894,017
5.	TOTAL TAXES PAYABLE	$70,313,460	$3,910,025	$-	$-	$74,223,485

6.	MERCHANDISE PAYABLE	$49,891,597	$3,939,090	$-	$-	$53,830,687
	EXPENSES PAYABLE	$129,871,747	$24,052,205	$-	$-	$153,923,952

STATUS OF POSTPETITION TAXES				MONTH:	12/1/2008 - 12/31/2008

			BEGINNING	AMOUNT		ENDING
			TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL			LIABILITY*	OR ACCRUED	PAID	LIABILITY
1.	WITHHOLDING**		$2,465,965	$9,790,326	$(8,854,709)	$3,401,582
2.	FICA-EMPLOYEE**		1,727,046	6,215,810	(5,600,148)	2,342,708
3.	FICA-EMPLOYER**		3,971,660	5,595,872	(5,583,295)	3,984,237
4.	UNEMPLOYMENT		86,408	143,961		230,369
5.	INCOME		-			-
6.	OTHER (ATTACH LIST)		-			-
7.	TOTAL FEDERAL TAXES		$8,251,079	$21,745,969	$(20,038,152)	$9,958,896
STATE AND LOCAL & OTHER
8.	WITHHOLDING		$696,112	$2,782,260	$(2,484,094)	$994,278
9.	SALES		31,922,844	72,562,214	(52,030,080)	52,454,978
10.	EXCISE		-			-
11.	UNEMPLOYMENT		336,246	588,176	(3,106)	921,316
12.	REAL PROPERTY		-			-
13.	PERSONAL PROPERTY		-			-
14.	OTHER (SEE APPENDIX A)		5,900,453	7,282,292	(3,288,728)	9,894,017
15.	TOTAL STATE & LOCAL & OTHER		$38,855,655	$83,214,942	$(57,806,008)	$64,264,589
16.	TOTAL TAXES		$47,106,734	$104,960,911	$(77,844,160)	$74,223,485

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating
	report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.				APPENDIX A
CASE NUMBER: 08-35653

OTHER TAXES PAYABLE
	0-30 days	31-60 days	61-90 days	91+ days	Total
State & Local Income Taxes	$1,278,305	$-	$-	$-	$1,278,305
Franchise Taxes	812,750	-	-	-	812,750
Business Licenses and Gross Receipts Taxes	299,421	219,301	-	-	518,723
Other Taxes	142,659	-	-	-	142,659
Real Estate Taxes (passed through by landlord)	4,339,828	2,801,752	-	-	7,141,580

Other Taxes Payable	$6,872,964	$3,021,053	$-	$-	$9,894,017

STATUS OF POSTPETITION TAXES - OTHER TAXES

	Beginning Tax Liability	Amount Withheld and/or Accrued		Ending Tax Liability
			Amount Paid

Other Taxes
State & Local Income Taxes (1) (2)	$1,278,186	$119	$-	$1,278,305
Franchise Taxes (1)	689,550	123,200	-	812,750
Business Licenses and Gross Receipts Taxes	322,210	696,235	(499,723)	518,723
Other Taxes	26,877	209,263	(93,481)	142,659
Real Estate Taxes (passed through by landlord)	3,583,630	6,253,474	(2,695,524)	7,141,580

Total Other Taxes	$5,900,453	$7,282,292	$(3,288,728)	$9,894,017

(1) Income/Franchise taxes related to the fiscal year ending 2/28/09 are considered "postpetition" taxes because the ending date of the period on which the returns are based is postpetition.

(2) The company only records a provision for income taxes during the last month of its fiscal quarters. Therefore, the ending tax liability does not include an additional accrual for December.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.				ACCRUAL BASIS-5
CASE NUMBER: 08-35653

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.
Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

		MONTH:	12/1/2008 - 12/31/2008
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3	TOTAL
A. BANK:		see APPENDIX B
B. ACCOUNT NUMBER:
C. PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS				$21,525,083
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	Overnight repos on depository accounts	12/31/2008	repo	$5,370,948	$5,370,948
8.
9.
10.
11.	TOTAL INVESTMENTS			$5,370,948	$5,370,948

CASH

12.	CURRENCY ON HAND				$3,126,698

13.	TOTAL CASH - END OF MONTH				$30,022,729

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.				APPENDIX B
CASE NUMBER: 08-35653
Bank Acct #	Debtor	Description	Bank Balance	G/L Balance	As of Date	Reconciled as of 12/31/08

2055275431509	Circuit City Stores, Inc.	Funding Account	37,666	-	12/31/2008	Y
2000045277427	Circuit City Stores, Inc.	Funding Account	992,893	-	12/31/2008	Y
2079920046733	Circuit City Stores, Inc.	Disbursement Account	-	-	12/31/2008	Y
2055302199620	Circuit City Stores, Inc.	Depository Account	-	-	12/31/2008	Y
2055303192189	Circuit City Stores, Inc.	Depository Account	-	-	12/31/2008	Y
1257401034	Circuit City West Coast	Transfer Account	-	-	12/31/2008	Y
2055304684528	Circuit City Stores, Inc.	Depository Account	-	-	12/31/2008	Y
7313200844	Circuit City West Coast	Payroll Account	-	(2,087,011)	12/31/2008	Y
1233557748	Circuit City West Coast	Payroll Account	-	-	12/31/2008	Y
1257501029	Circuit City West Coast	Funding Account	17,717	17,717	12/31/2008	Y
88001883706	Circuit City Stores, Inc.	Funding Account	38,917	-	12/31/2008	Y
2010008835100	Circuit City Stores, Inc.	Depository Account	406,577	-	12/31/2008	Y
744447244	Circuit City Stores, Inc.	Depository Account	1,028,373	5,857,589	12/31/2008	Y
2055303237073	Circuit City Stores, Inc.	Depository Account	-	-	12/31/2008	Y
2055304993099	Circuit City Stores, Inc.	Depository Account	-	-	12/31/2008	Y
0001933210	Circuit City Stores, Inc.	Depository Account	-	-	12/31/2008	Y
2000023001107	Circuit City Stores, Inc.	Depository Account	-	-	12/31/2008	Y
1257555447	Circuit City Stores, Inc.	Depository Account	100	100	12/31/2008	Y
2000022979133	Circuit City Stores, Inc.	Depository Account	8,520	-	12/31/2008	Y
2055305959993	Circuit City Stores, Inc.	Depository Account	-	-	12/31/2008	Y
3750979967	Circuit City Stores, Inc.	Depository Account	1,922,828	8,482,604	12/31/2008	Y
2000013944038	Circuit City Stores, Inc.	Payroll Account	-	-	12/31/2008	Y
2079920015191	Circuit City Stores, Inc.	Depository Account	-	-	12/31/2008	Y
2079900056031	Circuit City Stores, Inc.	Disbursement Account	-	-	12/31/2008	Y
2079900056044	Circuit City Stores, Inc.	Disbursement Account	-	-	12/31/2008	Y
2079900470992	Circuit City Stores Purchasing Co., LLC	Disbursement Account	-	-	12/31/2008	Y
2000022979175	Circuit City Stores Purchasing Co., LLC	Funding Account	199,843	-	12/31/2008	Y
475600266	Circuit City Stores, Inc.	Depository Account	595,170	98,306	12/31/2008	Y
9331006380	Circuit City Stores, Inc.	Depository Account	47,811	69,344	12/31/2008	Y
8800606660	Circuit City Stores, Inc.	Disbursement Account	-	-	12/31/2008	Y
4121524672	Circuit City Stores, Inc.	Depository Account	340,266	1,965,751	12/31/2008	Y
2000022990950	Circuit City Stores, Inc.	Depository Account	-	-	12/31/2008	Y
2000028301048	Circuit City Stores, Inc.	Depository Account	-	-	12/31/2008	Y
030475139	Circuit City Stores PR, LLC	Funding Account	5,535,319	5,535,320	12/31/2008	Y
030475120	Circuit City Stores PR, LLC	Depository Account	-	65,535	12/31/2008	Y
030475147	Circuit City Stores PR, LLC	Payroll Account	94,640	84,886	12/31/2008	Y
9392853301	Circuit City Stores, Inc.	Collateral Account	40,700,163	-	12/31/2008	Y
737934	Circuit City Stores, Inc.	Funding Account	5,000	5,000	12/31/2008	Y
2000022979528	Ventoux International	Depository Account	1,050,000	1,050,000	12/31/2008	Y
2000035264767	Circuit City Stores, Inc.	Depository Account	10,000	-	12/31/2008	Y
454248-F	Circuit City Stores, Inc.	Funding Account	74,301	375,456	12/31/2008	Y
2055305818908	Circuit City Stores, Inc.	Depository Account	-	-	12/31/2008	Y
	Circuit City Stores, Inc.	Depository Account	19,677	-	12/31/2008	Y
4426634580	Circuit City Stores, Inc.	Funding Account	310,698	4,486	12/31/2008	Y
71706916	Circuit City Stores, Inc.	Depository Account	-	-	12/31/2008	Y
2000022979858	Tourmalet Corp	Depository Account	-	-	12/31/2008	Y

			53,436,480	21,525,083

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.					ACCRUAL BASIS-6
CASE NUMBER: 08-35653

				MONTH:	12/1/2008 - 12/31/2008

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE,
TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.
2.
3.
4.
5.
6.	TOTAL PAYMENTS
	TO INSIDERS (1)

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID*
1.	FTI Consulting, Inc.				$500,000	$1,383,650
2.	Kirkland & Ellis LLP					257,798
3.	KPMG LLP					194,422
4.	Kurtzman Carson Consultants LLC			$338,878	$503,676	1,792,166
5.	McGuire Woods, LLP					679,748
6.	Rothschild Inc.					200,000
7.	Skadden, Arps, Slate, Meagher & Flom, LLP					2,134,173
8.	Wilmer Hale					44,501
9.	Ernst & Young LLP					433,124
	TOTAL PAYMENTS
	TO PROFESSIONALS		$-	$338,878	$1,003,676	$7,119,582

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
			SCHEDULED	AMOUNTS
			MONTHLY	PAID	TOTAL
			PAYMENTS	DURING	UNPAID
NAME OF CREDITOR			DUE	MONTH	POSTPETITION
1.	Leases (2)		$35,969,728	$62,737,882	$17,866,680
2.	DIP Credit Facility (3)			1,811,488,325	375,323,680
3.	Adequate Protection Payments for Utilities - see APPENDIX C			2,192,763	-
4.
5.
6.	TOTAL		$35,969,728	$1,876,418,970	$393,190,360

(1)	Other than salary, fees and benefit payments made in the ordinary course of business and reimbursements for business expenses, no payments have been made to insiders during the reporting period.

(2)
The leases line item is made up of hundreds of landlords. As such, only the total amount is reported in this schedule. The amounts paid during December include prepayments for January rent. The unpaid balance remaining at 12/31/2008 represents rent payments due for the period from 11/10/2008 - 11/30/2008; these payments are being held pursuant to a Court order.

(3)	The amounts paid during the month under the DIP credit facility represent the amounts swept from the debtors' bank accounts to repay amounts owed under the facility.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	APPENDIX C
CASE NUMBER: 08-35653

Provider	Payment
Accent Energy/CA	$13,688.00
AEP/24413/24415-American Electric Company	$85,413.00
Bay State Gas	$150.00
Bay State Gas	$605.00
Bay State Gas	$555.00
Bay State Gas	$495.00
Bay State Gas	$660.00
Bay State Gas	$2,650.00
Bay State Gas	$375.00
Boston Gas Company dba National Grid	$2,585.00
Carolina Power & Light Corporation dba Progress Energy Carolina	$45,300.00
Central Georgia EMC	$2,125.00
City of Mesa, AZ	$1,290.00
Clarksville Gas & Water	$1,000.00
Cleveland Electric Illuminating Company	$19,865.00
Com Ed	$36,419.00
Connecticut Light & Power Co	$44,246.00
Connecticut Natural Gas Co	$3,889.00
Consolidated Edison Company of New York, Inc dba Con Edison	$201,880.00
CPS Energy of San Antonio, Texas	$24,872.00
Detroit Edison Company and Michigan Consolidated Gas Co dba DTE Energy	$134,547.00
Dominion East Ohio/2678	$2,028.00
Dominion Hope/26783	$661.00
Dominion Peoples/26784	$3,274.00
Dominion Virginia/NC Power	$77,903.00
Duke Energy/70516	$66,850.00
Duke Energy/9001076	$45,398.00
Duke Energy/9001076	$7,500.00
Duke Energy/9001076	$29,418.00
Duquesne Light Company	$25,000.00
Emerald Coast Utilities Authority	$14,499.50
EnergyNorth Natural Gas dba National Grid NH	$3,050.00
Entergy Arkansas, Inc./8101	$14,499.50
Entergy Gulf States LA, LLC/8103	$14,499.50
Entergy Gulf States LA, LLC/8103	$14,499.50
Entergy Gulf States LA, LLC/8103	$14,499.50
Entergy Gulf States LA, LLC/8103	$14,499.50
Entergy Louisiana, Inc./8108	$14,499.50
Entergy Louisiana, Inc./8108	$14,499.50
Entergy Louisiana, Inc./8108	$14,499.50
Entergy Louisiana, Inc./8108	$14,499.50
Entergy Mississippi, Inc./8105	$14,499.50
Entergy Mississippi, Inc./8105	$14,499.50
Entergy Texas, Inc./8104	$14,499.50
Entergy Texas, Inc./8104	$14,499.50
Entergy Texas, Inc./8104	$14,499.50
Entergy Texas, Inc./8104	$14,499.50
Florida Power Corporation dba Progress Energy Florida	$76,273.00
Gas South	$16,668.42
Georgia Power	$138,193.00
Granite State Electric dba National Grid - New Hampshire	$8,788.00
Gulf Power	$17,481.42
Jackson EMC	$7,785.00
Jersey Central Power & Light Co	$68,467.00
KeySpan Gas East Corporation dba National Grid	$7,005.00
KUB-Knoxville Utilities Board	$15,199.84
Long Island Power Authority dba LIPA	$31,325.00
Madison Gas and Electric Co.	$15,637.00
Met-Ed/3687	$5,700.00
Mishawaka Utilities	$6,000.00
Narragansett Electric Company dba National Grid - Rhode Island	$11,061.00
National Grid - Massach	$16,015.00
National Grid - New York	$21,835.00
NIPSCO - Northern India	$19,672.00
Ohio Edison	$18,461.00
Orange and Rockland Utilities	$6,096.00
Pacific Gas & Electric	$116,195.00
PECO/37629	$90,140.00
Pennsylvania Electric Company	$13,525.00
Piedmont Natural Gas Company	$16,489.00
PNM Electric & Gas Services	$30,499.00
PSE&G-Public Service Electric & Gas Company	$127,343.00
PSNC Energy (Public Service Co. of NC)	$600.00
PSNC Energy (Public Service Co. of NC)	$575.00
PSNC Energy (Public Service Co. of NC)	$265.00
PSNC Energy (Public Service Co. of NC)	$895.00
PSNC Energy (Public Service Co. of NC)	$250.00
PSNC Energy (Public Service Co. of NC)	$895.00
PSNC Energy (Public Service Co. of NC)	$350.00
PSNC Energy (Public Service Co. of NC)	$385.00
Public Service of New Hampshire	$38,750.00
SCE&G-South Carolina Electric & Gas	$15,405.00
SCE&G-South Carolina Electric & Gas	$17,335.00
SCE&G-South Carolina Electric & Gas	$905.00
SCE&G-South Carolina Electric & Gas	$14,015.00
South Louisiana Electric Cooperative	$5,000.00
Southern Connecticut Gas Company	$7,433.00
Southwest Gas Corporation	$9,625.00
The Brooklyn Union Gas Company dba National Grid NY	$7,350.00
Toledo Edison / 3638	$16,050.00
Tucson Electric Power Company	$1,800.00
Tucson Electric Power Company	$16,200.00
UNITIL	$2,132.00
UNITIL	$5,000.00
UNITIL	$2,132.00
Western Massachusetts Electric	$2,576.00
Yankee Gas Services Company	$9,303.00
Total	$2,192,762.68

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.			ACCRUAL BASIS-7
CASE NUMBER: 08-35653

		MONTH:	12/1/2008 - 12/31/2008

QUESTIONNAIRE

			YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
	THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?			X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
	OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?			X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
	LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
	THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
	DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?			X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
	PAST DUE?			X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
	DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
	REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?			X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
3.	Intercompany transactions in the ordinary course of business have given rise to postpetition receivables.
4.	Payments on prepetition liabilities have been made pursuant to motions granted by the Bankruptcy Court.
5.	The debtors entered into a debtor-in-possession revolving credit facility on 11/12/08 and drew on that facility during the period covered by this report.
8.	Certain real estate taxes are passed through to the debtors from the landlords. These real estate taxes for the period 11/10/2008 through 11/30/2008 are past due.
9.	Certain business license taxes that covered both prepetition and postpetition periods were due on or before 12/31/2008 but were not paid.
10.	The rent for active store leases owed for the period 11/10/2008 through 11/30/2008 is past due; these payments are being held pursuant to a Court order.
11.	Pursuant to motions granted by the Bankruptcy Court, the debtors have paid prepetition sales and payroll taxes.

INSURANCE
			YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
	NECESSARY INSURANCE COVERAGES IN EFFECT?		X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?		X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
N/A

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
Commercial General Liability	Old Republic Insurance Co.	10/1/08 - 10/1/09	$141,622 paid at inception & $141,292 due on 04/01/09
Auto Liability	Old Republic Insurance Co.	10/1/08 - 10/1/09	$181,882 paid at inception & $180,457 due on 04/01/09
Aircraft Liability	Global Aerospace, Inc.	9/17/08 - 9/17/09	$78,340 paid at inception
Excess Liability - Layer 1	National Union Fire Ins. Co.	10/1/08 - 10/1/09	$513,000 paid at inception
Excess Liability - Layer 2	Lexington Insurance Co.	10/1/08 - 10/1/09	$86,912.50 paid at inception
Excess Liability - Layer 3	Great American Insurance Co.	10/1/08 - 10/1/09	$60,600 paid at inception
Excess Liability - Layer 4	Fireman’s Fund Insurance Co.	10/1/08 - 10/1/09	$45,000 paid at inception
Excess Liability - Layer 5	Great American Assurance Co.	10/1/08 - 10/1/09	$37,500 paid at inception
Excess Liability - Layer 6	St. Paul Fire and Marine Insurance Co.	10/1/08 - 10/1/09	$37,400 paid at inception
Excess Liability - Layer 7	Ohio Casualty Insurance Co.	10/1/08 - 10/1/09	$30,805 paid at inception
Workers’ Compensation & Employer’s Liability	Old Republic Insurance Co.	10/1/08 - 10/1/09	$464,615 paid at inception & $264,229 due on 04/01/09
Excess Workers' Compensation	Old Republic Insurance Co.	10/1/08 - 10/1/09	$63,874 paid at inception & $63,874 due on 04/01/09
Self Insured Workers' Compensation States:
California	Department of Industrial Relations - SIP	ongoing	$53,550 paid in July 2008 and $94,830 due in January 2009
Ohio	Ohio Bureau of Workers' Compensation	ongoing	$2,442 est. due in February 2009
Washington	Washington Self-Insured Assessments	ongoing	$89,503 est. paid quarterly ($67,127 paid to date)
Monopolistic State Workers' Compensation Policies:
Wyoming	Wyoming State WC Premium	ongoing	$14,059 est. paid quarterly ($11,337 paid to date)
Foreign Liability Package	National Union Fire Ins. Co.	10/1/08 - 10/1/09	$6,158 paid at inception
Business Travel Accident	Zurich American	8/1/08 - 8/1/09	$41,232 paid at inception
Fiduciary	Chubb Group	12/1/08 - 12/1/09	$145,000 paid at inception
Fiduciary Excess	Arch	12/1/08 - 12/1/09	$121,800 paid at inception
Crime	Chubb Group	12/1/08 - 12/1/09	$75,000 paid at inception
Kidnap and Ransom	Chubb Group	12/1/08 - 12/1/09	$5,000 paid at inception
D&O (Traditional) - Primary	AIG	12/1/08 - 12/1/09	$185,000 paid at inception
D&O (Traditional) - Layer 1	ACE	12/1/08 - 12/1/09	$166,500 paid at inception
D&O (Traditional) - Layer 2	XL	12/1/08 - 12/1/09	$150,000 paid at inception
D&O (Traditional) - Layer 3	Valiant	12/1/08 - 12/1/09	$135,000 paid at inception
D&O (Traditional) - Layer 4	AWAC	12/1/08 - 12/1/09	$115,000 paid at inception
Runoff D&O - Primary	CNA	12/1/08 - 12/1/14	$1,177,500 paid at inception
Runoff D&O - Layer 1	Chubb Group	12/1/08 - 12/1/14	$487,500 paid at inception
Runoff D&O - Layer 2 (Year 1)	Great American	12/1/08 - 12/1/14	$240,000 paid at inception
Runoff D&O - Layer 2 (Years 2 - 6)	Axis	12/1/08 - 12/1/14	$240,000 paid at inception
Runoff D&O - Layer 3	Travelers	12/1/08 - 12/1/14	$822,000 paid at inception
Runoff D&O - Layer 4	Axis	12/1/08 - 12/1/14	$698,700 paid at inception
Runoff D&O - Layer 5	RSUI	12/1/08 - 12/1/14	$589,050 paid at inception
Runoff D&O - Layer 6	Arch	12/1/08 - 12/1/14	$540,000 paid at inception
Runoff D&O - Layer 7 (Side A DIC)	XL	12/1/08 - 12/1/14	$1,275,000 paid at inception
Runoff D&O - Layer 8	Chubb Group	12/1/08 - 12/1/14	$375,000 paid at inception
Property - Boiler & Machinery	Continental Casualty Company	8/15/08 - 8/15/09	$31,734 paid at inception
Property - StockThroughput/Ocean Cargo	National Liability & Fire	9/5/08 - 8/15/09	$91,845 paid at inception
Property - All Risk	Lexington, Axis, Lloyds of London, Liberty, GEP, Glacier Ins AG, State National, Princeton Excess, Industrial Risk, Lancashire, Landmark AmeriCNA, & Integon Specialty	8/15/08 - 8/15/09	$2,750,701.66 paid at inception